UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 8, 2009

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On September 8, 2009, AvalonBay Communities, Inc. (the “Company”) announced the pricing of the public offering (the “Offering”) of an aggregate of $250,000,000 principal amount of its 5.70% Medium Term Notes due 2017 (the “2017 Notes”) and an aggregate of $250,000,000 principal amount of its 6.10% Medium Term Notes due 2020 (the “2020 Notes” and, together with the 2017 Notes, the “Notes”).  The offering was made pursuant to a Prospectus Supplement dated September 8, 2009 and a Pricing Supplement dated September 8, 2009 relating to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-157627).  The Terms Agreement, dated September 8, 2009, by and among the Company and the Agents named therein, is filed herewith as Exhibit 1.1.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon, as trustee, dated as of January 16, 1998, as supplemented by a First Supplemental Indenture dated as of January 20, 1998, a Second Supplemental Indenture dated as of July 7, 1998, an Amended and Restated Third Supplemental Indenture dated as of July 10, 2000 and a Fourth Supplemental Indenture dated as of September 18, 2006.

Interest on the 2017 Notes is payable semi-annually on March 15 and September 15 beginning on March 15, 2010, and the 2017 Notes will mature on September 15, 2017.  Interest on the 2020 Notes is payable semi-annually on March 15 and September 15 beginning on March 15, 2010, and the 2020 Notes will mature on March 15, 2020.  The Company will use the aggregate net proceeds, after underwriting discounts and other transaction-related costs, of approximately $495 million from the sale of the Notes in part to reduce indebtedness outstanding under the Company’s unsecured credit facility, in part to finance the repurchase of certain of its outstanding long-term debt securities pursuant to a tender offer announced on September 8, 2009, and for working capital, capital expenditures and other general corporate purposes.  Settlement occurred on September 11, 2009.

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

1.1*	Terms Agreement, dated September 8, 2009.
5.1*	Legal Opinion of Goodwin Procter LLP, dated September 11, 2009.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

*  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2009	AVALONBAY COMMUNITIES, INC.

	By:	/s/ Thomas J. Sargeant
Thomas J. Sargeant
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Terms Agreement, dated September 8, 2009.
5.1*	Legal Opinion of Goodwin Procter LLP, dated September 11, 2009.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

*  Filed herewith.